united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/21

Item 1. Reports to Stockholders.

STERLING CAPITAL FOCUS EQUITY ETF

LCG

Annual Report

May 31, 2021

1-888-637-7798

www.sterlingcapital.com/etf

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Sterling Capital Focus Equity ETF. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors LLC

Member FINRA

Investment Strategy

The Focus Equity ETF seeks to outperform the Russell 1000® Growth Index with a concentrated portfolio consisting of 15 to 30 stocks. We utilize a bottom-up fundamental investment process to select stocks in companies that fit within our “Four M” framework.

More specifically, we seek equity investment opportunities with the following fundamental attributes:

1.	Markets that are large and/or growing, and that provide companies with visible organic reinvestment opportunities;

2.	Business Models that support our investment pillars, which include growth, profitability, and financial health attributes;

3.	Management teams who generate results, and have ownership incentives aligned with our own, whether as a founder or significant stockholder; and

4.	Tangible business Momentum that validates our investment thesis.

Period Performance

The Focus Equity ETF returned +10.32% in fiscal year 2021, which is comprised of the period from inception (08.26.2020) through 05.31.2021. This performance is compared to a 14.0% return for the Russell 1000® Growth Index over the same time period. On a sector basis, we estimate that we attained positive attribution from a combination of sector allocation and stock selection in the Healthcare and Industrials sectors. The main source of underperformance in the period was primarily stock selection in the Information Technology sector and, secondarily, in Financials.

Our top sources of positive attribution in the portfolio were primarily driven by unique factors, in our view. For example, IDEXX Laboratories drove +168 basis points of positive attribution over the performance period, driven by increases in both consumer pet ownership and in the frequency of IDEXX lab services utilized by existing pet owners. HEICO drove +151 basis points of positive attribution in anticipation of a recovery in consumer and business travel that we believe should help the company’s aerospace parts business. Old Dominion added +66 basis points of positive attribution, and we believe the company’s freight services also benefit from rising e-commerce adoption.

As for negative attributors, we note that, within Information Technology, four of our five stocks with the largest negative attribution (Coupa Software, Adobe, Unity Software, and Okta) were Software-as -a-Service (SaaS) companies. Combined, these holdings drove 256 basis points of portfolio attribution headwind versus our primary benchmark. While company fundamentals in these holdings remain strong in our view, we believe the rising interest rate environment thus far in 2021 created a style-factor headwind on performance. Our investment thesis on each of these holdings is long-term in nature and is not contingent on short-term interest rate fluctuations. We believe our SaaS exposures continue to offer the potential for attractive upside, driven by the opportunity to produce above-average, durable, organic revenue growth and, in turn, attractive long-term earnings potential.

As for other key sources of negative attribution in the Focus Equity ETF portfolio, we regard them as largely idiosyncratic. Among them is Information Technology holding Mastercard, which drove 96 basis points of negative portfolio attribution. Although the stock rose +3.1% for the period, it fell well short of the Russell 1000® Growth Index’s return of +14.0%. We believe recovery was comparatively slow for cross-border transactions, a key profit driver for Mastercard, when compared to general consumer and business travel, but we also view a recovery in travel as a key opportunity for the stock on a go-forward basis. Other idiosyncratic sources of relative underperformance in the period were Kinsale Capital (-78 basis points in attribution), which was sold from the portfolio, and CoStar Group ( -61 basis points in attribution), whose failed bid to acquire CoreLogic in March 2021 caused stock volatility that has since resolved.

Investment Changes

From inception through 05.31.2021, we added eight new positions (Atlassian, Carvana, Casella, MarketAxess, ServiceNow, Shopify, Twilio, and Unity Software) and sold six positions (Adobe, Apollo, Brookfield, Guidewire, Kinsale, and Verisk).

We added exposure to the real-time 3D gaming market via Unity Software, which enables its 1.4 million developers to leverage one neutral set of tools to create, deploy, and monetize graphical effects across a variety of gaming industry platforms. The company estimates that more than 70% of the top 1,000 mobile game titles are designed on its platform. We like Unity Software’s primary end market, since gaming continues to take share from all other forms of entertainment, including television, film, radio, and live performances.

We added e-commerce growth exposure via Shopify, whose small and mid-size business (or SMB) marketplace has already grown its aggregate client retail dollar share larger than that of the e-commerce share of large peers such as

Walmart. The business enjoyed pandemic-fueled tailwinds, and now the platform is building out its payment, order fulfillment, and lending services which we think have staying power to create a powerful network effect. We believe e-commerce adoption remains elevated, and Shopify is now growing its presence with larger merchants, which monetize at higher rates.

We added Carvana, a name that is emblematic of our holdings. We view the company as a business disruptor in the automotive dealership market, which we estimate is quite large at more than $1 trillion in sales, or 20% of the U.S. retail economy. This market is also quite fragmented, by our estimate, as the largest domestic used car dealer still has just 1.9% market share. Carvana executes its digital playbook to upend the traditional used car sales model, creating a new way to buy cars, leveraging its proprietary logistics network to become the second-largest used auto retailer in just eight years, and still maintaining its position as the fastest-growing company in the industry.

We invested in digitizing workflows via our new positions in Atlassian, ServiceNow, Twilio, and MarketAxess. We believe chief information officers across industries are learning that digital transformation is just a buzzword, unless it is accompanied by the implementation of high-functioning software tools. To this end, we believe Atlassian and ServiceNow are both key platforms that allow software engineers to drive transformation, and both are well-positioned market share gainers in their key end markets. For Twillio, the digitization theme focuses on helping various service providers automate communications between themselves and customers. Examples of this dynamic include the messaging, call, and email automation underlying key digital services such as WhatsApp and Uber. Finally, MarketAxess, is digitizing a yet-different type of workflow – bond trading. More specifically, whereas asset owners and dealers are rapidly moving off telephones to transact, MarketAxess is one of the leading electronic platforms enabling, for example, anonymous open-trading.

Finally, we added exposure to environmental services via Casella - a regional, vertically-integrated solid waste services company. The management team revamped the operating model to create a waste services platform poised for growth, and the path forward via both organic expansion and M&A is clear and attractive, in our view.

Manager Discussion

From inception through 05.31.2021, the U.S. five-year Treasury yield more than doubled, climbing from 29 basis points (bps) to 80 bps. Historically speaking, equity valuations typically fall when bond yields rise (since those yields inform discount rates for valuation modeling), and this higher yield modestly reduces the value of a dollar discounted back five years (our typical planning horizon). That modest valuation haircut is important to keep in context when considering the Focus Equity ETF’s SaaS exposures which, as described above, were material detractors in portfolio performance during our fiscal year.

We acknowledge that it is possible that these more-severe interest rate and inflation assumptions are warranted. However, when we combine the previous data with additional empirical evidence that shows the market’s historically poor track record of predicting future interest rate levels/direction1, we take the valuation backdrop – particularly as it applies to the Focus Equity ETF’s SaaS exposures – in stride. Over longer periods of time, we believe business strength should outweigh shorter-term trading sentiment and market valuations should ultimately reflect fundamental quality. In summary, we believe certain market prices, when informed by inputs with a history of questionable accuracy, are better defined over a longer investment horizon by durable business strength. We are positioned for the longer horizon in the Focus Equity ETF.

We believe software will be the fastest-growing segment of the ~$1 trillion dollar market for global IT spending in the coming years. And much like IBM mainframes gave way to Microsoft’s PCs and servers, and Siebel Systems’ CRM was disrupted by Salesforce, there’s a generational shift in technology architecture occurring today in the cloud. We believe our SaaS positions represent a collection of franchises well-positioned to capitalize on key IT spending trends, as enterprises rapidly reallocate resources toward cloud-enabled technologies. We believe it’s unlikely that short-term interest rate market dynamics will meaningfully push this longer-term technology migration off course.

We close with a reminder that, as the founder-led company descriptions above attest, we continue to value innovators with ownership mindsets. To that end, it’s important to reemphasize that the Focus Equity ETF remains the largest family investment for both your lead and associate portfolio managers. Put simply, we eat our own cooking and are strongly incentivized to continuously protect and grow your Focus Equity ETF investment.

Thanks for your trust and investment in the Focus Equity ETF.

[1]	JP Morgan analysis, https://www.bloomberg.com/news/articles/2021-03-25/history-says-bond-traders-are-terrible-at-timing-fed-liftoff?sref=qY9Fpdgs.

Focus Equity Team:

Lead Manager Portfolio Colin R. Ducharme, CFA®

Associate Portfolio Manager Jeremy M. Lopez, CFA®

The securities described are neither a recommendation nor a solicitation. Security information is being obtained from resources the firm believes to be accurate, but no warrant is made as to the accuracy or completeness of the information.

The Chartered Financial Analyst® (CFA) charter is a graduate-level investment credential awarded by the CFA Institute — the largest global association of investment professionals. To earn the CFA charter, candidates must: 1) pass three sequential, six-hour examinations; 2) have at least four years of qualified professional investment experience; 3) join CFA Institute as members; and 4) commit to abide by, and annually reaffirm, their adherence to the CFA Institute Code of Ethics and Standards of Professional Conduct.

Performance is compared to an index, however, the volatility of an index varies greatly. Indices are unmanaged and investments cannot be made directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in an index.

Past performance is not indicative of future results. Any type of investing involves risk and there are no guarantees.

The opinions contained in the preceding commentary reflect those of Sterling Capital Management LLC, and not those of Truist Financial Corporation or its executives. The stated opinions are for general information only and are educational in nature. These opinions are not meant to be predictions or an offer of individual or personalized investment advice. They are not intended as an offer or solicitation with respect to the purchase or sale of any security. This information and these opinions are subject to change without notice. All opinions and information herein have been obtained or derived from sources believed to be reliable. Any type of investing involves risk and there are no guarantees. Sterling Capital Management LLC does not assume liability for any loss which may result from the reliance by any person upon such information or opinions.

Investment advisory services are available through Sterling Capital Management LLC, a separate subsidiary of Truist Financial Corporation. Sterling Capital Management LLC manages customized investment portfolios, provides asset allocation analysis and offers other investment-related services to affluent individuals and businesses. Securities and other investments held in investment management or investment advisory accounts at Sterling Capital Management LLC are not deposits or other obligations of Truist Financial Corporation, Truist Bank or any affiliate, are not guaranteed by Truist Bank or any other bank, are not insured by the FDIC or any other federal government agency, and are subject to investment risk, including possible loss of principal invested.

Sterling Capital does not provide tax or legal advice. You should consult with your individual tax or legal professional before taking any action that may have tax or legal implications.

3128-NLD-06/28/2021

Sterling Capital Focus Equity ETF

PORTFOLIO REVIEW (Unaudited)

May 31, 2021

The Fund’s performance figures* for the period ended May 31, 2021, compared to its benchmark:

Average Annual
Fund/Index	Since Inception** -
May 31, 2021
Sterling Capital Focus Equity ETF	10.32%
Sterling Capital Focus Equity ETF - Market Price	10.40%
Russell 1000 Growth Index ***	14.00%

Comparison of Change in Value of $10,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Beginning November 2, 2020, market price returns are calculated using the closing price and account for distributions from the Fund. Prior to November 2, 2020, market price returns were calculated using the midpoint price and accounted for distributions from the Fund. The midpoint is the average of the bid-ask prices at 4:00 PM ET (when NAV is normally determined for most funds). The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated August 21, 2020, is 0.59%. For performance information current to the most recent month-end table, please call 1-888-637-7798. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is August 26, 2020.

***	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Sterling Capital Focus Equity ETF

PORTFOLIO REVIEW (Unaudited) (Continued)

May 31, 2021

Portfolio Composition as of May 31, 2021

Sectors	% of Net Assets
IT Services	21.7%
Software	18.6%
Capital Markets	12.8%
Health Care Equipment & Supplies	7.7%
Professional Services	7.0%
Aerospace & Defense	6.4%
Interactive Media & Services	4.7%
Road & Rail	4.7%
Commercial Services & Supplies	4.1%
Internet & Catalog Retail	3.8%
Health Care Technology	3.7%
Diversified Financial Services	3.4%
Specialty Retail	1.3%
Other Assets Less Liabilities	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Sterling Capital Focus Equity ETF
PORTFOLIO OF INVESTMENTS
May 31, 2021

Shares		Fair Value
	COMMON STOCK - 99.9%
	AEROSPACE & DEFENSE - 6.4%
10,354	HEICO Corp. - Class A	$1,371,491

	CAPITAL MARKETS - 12.8%
2,998	Moody’s Corp.	1,005,379
4,593	S&P Global, Inc.	1,742,906
		2,748,285
	COMMERCIAL SERVICES & SUPPLIES - 4.1%
12,976	Casella Waste Systems, Inc. - Class A *	874,972

	DIVERSIFIED FINANCIAL SERVICES - 3.4%
774	MarketAxess Holdings, Inc.	361,102
775	MSCI, Inc.	362,801
		723,903
	HEALTH CARE EQUIPMENT & SUPPLIES - 7.7%
2,945	IDEXX Laboratories, Inc. *	1,643,634

	HEALTH CARE TECHNOLOGY - 3.7%
2,698	Veeva Systems, Inc. - Class A *	786,035

	INTERACTIVE MEDIA & SERVICES - 4.7%
418	Alphabet, Inc. - Class C *	1,008,032

	INTERNET & CATALOG RETAIL - 3.8%
249	Amazon.com, Inc. *	802,544

	IT SERVICES - 21.7%
5,551	Mastercard, Inc. - Class A	2,001,580
2,542	Okta, Inc. *	565,442
361	Shopify, Inc. - Class A *	448,676
2,118	Twilio, Inc. - Class A*	711,648
3,988	Visa, Inc. - Class A	906,472
		4,633,818
	PROFESSIONAL SERVICES - 7.0%
1,763	CoStar Group, Inc. *	1,505,602

	ROAD & RAIL - 4.7%
3,784	Old Dominion Freight Line, Inc.	1,004,463

	SOFTWARE - 18.6%
1,898	Atlassian Corp PLC - Class A *	442,765
1,964	Coupa Software, Inc. *	467,825
7,626	Microsoft Corp.	1,904,060
896	ServiceNow, Inc. *	424,597
2,797	Unity Software, Inc. *	264,205
2,063	Workday, Inc. - Class A *	471,849
		3,975,301
	SPECIALTY RETAIL - 1.3%
1,012	Carvana Co. *	268,271

	TOTAL COMMON STOCK (Cost - $20,246,989)	21,346,351

	TOTAL INVESTMENTS - 99.9% (Cost - $20,246,989)	$21,346,351
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	26,177
	NET ASSETS - 100.0%	$21,372,528

MSCI	Morgan Stanley Capital International

PLC	Public Limited Co.

*	Non-income producing security.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2021

ASSETS
Investment securities:
Securities at Cost	$20,246,989
Securities at Value	$21,346,351
Cash	29,999
Dividends receivable	13,006
TOTAL ASSETS	21,389,356

LIABILITIES
Investment advisory fee payable	16,828
TOTAL LIABILITIES	16,828
NET ASSETS	$21,372,528

Net Assets Consist of:
Paid in capital	$20,357,784
Accumulated earnings	1,014,744
NET ASSETS	$21,372,528

Net Asset Value Per Share:
Net Assets	$21,372,528
Shares of beneficial interest outstanding (a)	775,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$27.58

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
STATEMENT OF OPERATIONS
For the Period Ended May 31, 2021*

INVESTMENT INCOME
Dividends (net of $796 foreign withholding taxes)	$62,470

EXPENSES
Investment advisory fees	82,778

NET INVESTMENT LOSS	(20,308)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	1,003,948
Net change in unrealized appreciation on investments	1,099,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,103,310

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,083,002

*	Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
May 31, 2021*
FROM OPERATIONS:
Net investment loss	$(20,308)
Net realized gain (loss) on investment transactions	1,003,948
Net change in unrealized appreciation on investments	1,099,362
Net increase in net assets resulting from operations	2,083,002

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	28,558,543
Payments for shares redeemed	(9,269,017)
Net increase in net assets from shares of beneficial interest	19,289,526

TOTAL INCREASE IN NET ASSETS	21,372,528

NET ASSETS:
Beginning of Period	—
End of Period	$21,372,528

SHARE ACTIVITY
Shares Sold	1,125,000
Shares Redeemed	(350,000)
Net increase in shares of beneficial interest outstanding	775,000

*	Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

See accompanying notes to financial statements.

Sterling Capital Focus Equity ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

For the
Period Ended
May 31, 2021 *

Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment loss (1)	(0.03)
Net realized and unrealized gain on investments	2.61
Total from investment operations	2.58
Net asset value, end of period	$27.58
Market price, end of period	$27.60
Total return (2,3)	10.32%
Net assets, end of period (000s)	$21,373
Ratio of gross expenses to average net assets (4)	0.59%
Ratio of net expenses to average net assets (4)	0.59%
Ratio of net investment income to average net assets (4)	(0.14)%
Portfolio Turnover Rate (2,5)	32%

*	The Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Not annualized.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2021

1.	ORGANIZATION

The Sterling Capital Focus Equity ETF(the “Fund”) is a non-diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on August 26, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale,such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”)is determined may use alternative market prices provided by a pricing service.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS(Continued)
May 31, 2021

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS(Continued)
May 31, 2021

investing in those securities. The following tables summarize the inputs used as of May 31, 2021 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$21,346,351	$—	$—	$21,346,351
Total	$21,346,351	$—	$—	$21,346,351

The Fund did not hold any Level 3 securities during the period

*	Please refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the period ended May 31, 2021, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS(Continued)
May 31, 2021

3.	INVESTMENT TRANSACTIONS

For the period ended May 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than in-kind transactions,short-term investments and U.S. government securities, amounted to $5,592,191 and $5,548,665, respectively. For the period ended May 31, 2021, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $28,408,578 and $9,209,063, respectively. For the period ended May 31, 2021, the Fund had $1,077,710 in net realized gains from in-kind transactions.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Sterling Capital Management LLC, (the “Adviser”)serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. The Adviser pays all operating expenses of the Fund, except for the fee payments under the investment advisory agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.59% of the Fund’s average daily net assets. For the period ended May 31, 2021, the Fund incurred $82,778 in advisory fees.

Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund. The Trust, with respect to the Fund, has adopted the Trust’s ETF Distribution Plan pursuant to Rule 12b-1 of the 1940 Act(the “Plan”), which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. As of May 31, 2021, the Plan has not been activated. For the period ended May 31, 2021, the Fund did not incur any distribution fees.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration,legal, audit and other services and Independent Trustees’ fees, but not payments under the Fund’s 12b-1 plan, brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and extraordinary or non-recurring expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Adviser, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor,provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor,provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor,provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS(Continued)
May 31, 2021

Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the period ended May 31, 2021, the Trustees received fees in the amount of $8,696, with respect to the Fund, paid by the Adviser.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund generally imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades, which is payable to the custodian (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Maximum Additional Variable Charge for Cash
Fee for In-Kind and Cash Purchases	Purchases*
$250	2.00%

*	As a percentage of the amount invested.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2021, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Sterling Capital Focus Equity ETF	$20,246,989	$1,617,005	$(517,643)	$1,099,362

7.	TAX COMPONENTS OF CAPITAL

As of May 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October Loss	Unrealized	Total
and	Appreciation/	Accumulated
Late Year Loss	(Depreciation)	Earnings/(Deficit)
$(84,618)	$1,099,362	$1,014,744

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS(Continued)
May 31, 2021

following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $22,310.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $62,308.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and tax adjustments for transfers in kind, resulted in reclassifications for the Fund for the fiscal period ended May 31, 2021 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$1,068,258	$(1,068,258)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sterling Capital Focus Equity ETF and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sterling Capital Focus Equity ETF (the “Fund”), a series of Northern Lights Fund Trust IV, as of May 31, 2021, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period August 26, 2020 (commencement of operations) through May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations, the changes in net assets, and the financial highlights for the period August 26, 2020 (commencement of operations) through May 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Sterling Capital Management LLC since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

July 30, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

STERLING CAPITAL FOCUS EQUITY ETF
EXPENSE EXAMPLE(Unaudited)
May 31, 2021

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020 to May 31, 2021 (the “period”).

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as contingent deferred sales charges(loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/20	5/31/21	Ratio	12/1/20-5/31/21*
Actual
	$1,000.00	$ 1,068.60	0.59%	$3.04
Hypothetical
(5% return before expenses)
	$1,000.00	$ 1,021.99	0.59%	$2.97

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

For more information about current performance, holdings, or historical premiums/discounts, please visit the Fund’s website at https://sterlingcapital.com/etf/.

STERLING CAPITAL FOCUS EQUITY ETF
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2021

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/21 – NLFT IV_v1

STERLING CAPITAL FOCUS EQUITY ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2021

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC(2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2021, the Trust was comprised of 27 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-637-7798.

5/31/21 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Sterling Capital Management LLC
350 Congress Street, #1000
Charlotte, NC 28209

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

SCFETF-AR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $13,000

(b)	Audit-Related Fees

2021 – None

(c)	Tax Fees

2021 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2021
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Joseph Breslin, Thomas Sarkany and Charles Ranson.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/6/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/6/2021

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/6/2021